Exhibit 99.4

SPECIAL DEPOSIT ACCOUNT CONTROL AGREEMENT
(Security Interest in Deposit Account)

To:	Union Bank, N.A.
Orange County Mid-Corp Treasury Services
18300 Von Karman Ave, M/C 4-455-250
Irvine, CA 92612
Attention:  Gabriel Zuniga, Vice President

Re:	Borrower: Ener-Core, Inc., a Nevada corporation
Secured Party:
Special Deposit Account: ________________
Special Deposit Account Title: Ener-Core, Inc. For the Benefit of

Dear Mr. Zuniga:

1.           Security Interest in Special Deposit Account.  This shall serve as notice to Union Bank, N.A.  ("Bank") that the Borrower named above ("Borrower") has assigned and granted to the Secured Party named above ("Secured Party") a security interest in certain assets of Borrower, including among other things, all automated clearinghouse transfers, wire transfers and other payment items and all checks, drafts, and other instruments (collectively, "Funds"), in each case, deposited in the account ("Special Deposit Account") designated above maintained by Borrower or Secured Party with Bank, and any and all future deposits thereto, and any and all proceeds thereof, including any interest earned thereon.

2.           Bank Acknowledgment.  Bank acknowledges that Bank has received notice of Secured Party's security interest in the Special Deposit Account.  Borrower has assigned to Secured Party all Funds in the Special Deposit Account, and Bank shall act as Secured Party's agent with respect to the receipt, processing, and application of the Funds.  For so long as this Agreement remains in effect, Bank subordinates its rights of chargeback, setoff and/or banker's lien against the Special Deposit Account, provided, however, that nothing herein constitutes a subordination or waiver of, and Bank expressly reserves all of, its present and future rights (whether described as rights of setoff, banker's lien, chargeback or otherwise and whether available to Bank at law, in equity, under the California Commercial Code, under any other agreement between Bank and Borrower concerning the Special Deposit Account or otherwise) with respect to (a) Items (as defined in Section 6 of this Agreement) payable or endorsed to Borrower, to Secured Party, to both of them) deposited to the Special Deposit Account that are returned unpaid, whether for insufficient funds or for any other reason; (b) claims of breach of any of the warranties set forth in Sections 3416, 3417, 4207, 4208 or 4209 of the California Commercial Code; (c) overdrafts in the Special Deposit Account; (d) Bank's usual and customary charges for services rendered in connection with the Special Deposit Account; and ) (e) obligations and liabilities arising out of any cash management or deposit services provided by Bank or third party vendors in connection with the Special Deposit Account including, but not limited to, Automated Clearing House transactions ("ACH").    Secured Party acknowledges and agrees that its security interest in the Special Deposit Account is subordinate to the rights reserved by Bank in this paragraph.

3.           Returned Items and Fees.  Bank will charge the Special Deposit Account for Items deposited to the Special Deposit Account that are returned unpaid or returned for any reason and for Bank's fees and charges relating to the Special Deposit Account. Bank reserves the right to place a hold on funds deposited to the Special Deposit Account to the extent permitted by Federal Reserve Regulation CC.   Borrower agrees to pay promptly when due all fees, expenses and charges of Bank for services rendered in connection with the Special Deposit Account.  Secured Party agrees to reimburse Bank upon notice of Bank's unpaid returned Items if there are insufficient funds in the Special Deposit Account to cover such returned Items, provided, however, that Secured Party’s obligation to make such reimbursements for returned Items shall be limited to the extent Secured Party directly or indirectly received funds paid against such returned Items, including by directing that such funds be paid to another person.

4.           Control of Special Deposit Account by Secured Party.  Bank, Secured Party and Borrower agree that Bank will comply with written instructions ("Orders") originated by Secured Party for the disposition of Funds in the Special Deposit Account without further consent from Borrower or any other party and without regard to any inconsistent or conflicting Orders given by Borrower to Bank.  Prior to the termination of this Agreement in accordance with the terms hereof, Borrower shall have no right to instruct Bank to dispose of any Funds in the Special Deposit Account.

5.           Release of Security Interest; Termination of Agreement.  This Agreement shall remain in full force and effect until Bank receives at the Banking Office Secured Party's written notice of release of its interest in, or assignment to Borrower of, the Special Deposit Account ("Secured Party's Release").  Notwithstanding the foregoing, either Secured Party or Bank may terminate this Agreement by giving 30 days' written notice to the other and to Borrower.  However, in the event that the Special Deposit Account is not handled by either Borrower or Secured Party in accordance with the agreement governing the Special Deposit Account, including if the Special Deposit Account is subject to fraud or non-sufficient funds.  Bank reserves the right to terminate the Agreement upon 10 day's prior written notice to Borrower and Secured Party.   Following such termination Bank shall follow Secured Party's instructions for the payment of any balance of funds in the Special Deposit Account.  Termination shall not affect the duties or responsibilities of any party hereto arising out of transactions occurring prior to termination.

6.           Deposits by Borrower or Secured Party.  For so long as this Agreement remains in force, Bank may accept for deposit into the Special Deposit Account, any checks, electronic or paper drafts, electronic payment orders and credits or other instruments for the payment of money (as used in this Agreement, each an "Item" and collectively "Items") payable or endorsed to Borrower, to Secured Party, to both of them, or to cash or bearer, whether endorsed or unendorsed.

7.          Wire Transfers.  Upon Bank's receipt of written Orders, and subject to section 8 below, Borrower, Secured Party and Bank hereby agree Bank will wire the available collected balances in the Special Deposit Account to the bank, ABA routing number, account number, beneficiary name, and reference as provided by Secured Party in its Orders.  Secured Party and Borrower acknowledge that if a beneficiary of a funds transfer is designated by both name and account number the payment may be made according to the account number even if the name and account number are inconsistent and identify different parties.

8.           Documentation; Balance Reports and Bank Statements. Secured Party agrees that before it attempts to give Bank any orders or instructions concerning withdrawals or transfers from the Special Deposit Account, Secured Party shall complete and deliver Bank’s form of signature card and wire transfer authorization to the Banking Office, to evidence the authority of persons acting on behalf of Secured Party to give such instructions.  Borrower agrees that the Special Deposit Account(s) it opens with Bank now or hereafter, listed on this Agreement, will be governed by the terms and conditions of Bank's disclosure brochures  for business accounts and treasury management services and Bank's schedule(s) of fees and charges, as these may be amended by Bank from time to time; that the brochure and schedule(s) of fees have been received or made available on Bank's website; and that Borrower agrees to be bound by the terms thereof.  Upon request by Secured Party, in addition to original bank statements for the Special Deposit Account provided to Borrower, Bank will provide Secured Party with a duplicate of such statement.

9.           Bank's Disclaimers; Scope.  Secured Party and Borrower acknowledge and agree that; (a) Bank makes no representations or warranties, express or implied, concerning the validity, perfection, or priority of Secured Party's security interest in the Special Deposit Account; and (b) this Agreement applies only to the Special Deposit Account designated above, but not to any other deposit account which Borrower may now or hereafter maintain with Bank.

10.         Indemnification of Bank by Borrower.  Borrower agrees to defend, indemnify and hold Bank, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense, including, without limitation, legal and accounting fees and expenses, arising in any manner whatsoever out of: (a) the acts, errors or omissions of Borrower or Secured Party or the agent of either; and (b) Bank's acting in accordance with the provisions of this Agreement, excepting only liability occasioned solely by Bank's gross negligence or willful misconduct.  In no event shall Bank be liable for any consequential, indirect, punitive, or special damage relating to its performance of its duties under this Agreement, excepting only damages caused by Bank's willful misconduct or fraud.

11.         Indemnification of Bank by Secured Party.  Secured Party agrees to indemnify, release, and hold Bank, its directors, officers, employees, attorneys, successors and assigns, harmless from and against any and all loss, liability, cost, damage and expense including, without limitation, legal and accounting fees and expenses, arising in any manner whatsoever out of Bank's acting on any notice, orders or instructions concerning the Special Deposit Account given to Bank by Secured Party, excepting only liability occasioned solely by Bank's gross negligence, willful misconduct or fraud.  In no event shall Secured Party be liable to Bank for any consequential, indirect, punitive, or special damage arising in any manner whatsoever out of Bank's acting on any notice, orders or instructions concerning the Special Deposit Account given to Bank by Secured Party.

12.         Bankruptcy; Legal Process.  In the event that Borrower becomes subject to voluntary or involuntary proceedings under the U.S. Bankruptcy Code, or if the Bank is served with legal process which the Bank in good faith believes affects the Special Deposit Account, Bank shall have the right to place a hold on funds deposited to the Special Deposit Account until such time as the Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that the funds may be disbursed according to the provisions of this Agreement.  Bank shall immediately provide Borrower and Secured Party notice of any hold placed by Bank under this paragraph.

13.         Notices.  Any notice given by any party under this Agreement shall be effective only if given in writing and (a) personally delivered, sent by United States mail, postage prepaid, or overnight courier, charges prepaid and addressed to the respective address set forth herein or in Bank’s records for each of Borrower and Secured Party, or (b) sent by fax,  or other authenticated message or transmitted electronically in either Tagged Image Format Files (“TIFF”) or Portable Document Format (“PDF”) to the respective address set forth herein or in Bank's records for Borrower and Secured Party, respectively.  If notice is sent by fax, TIFF or PDF, an originally executed notice will be sent by overnight courier as a follow-up.  Secured Party, Borrower or Bank may change the place to which notices, requests, and other communications are to be sent by giving written notice of such change to the others.

Notwithstanding the foregoing, Bank shall have no obligation to act upon any Orders, Secured Party's Release, or other notices or instructions given to Bank hereunder until received in writing at the Banking Office.

Union Bank, N.A.	(Banking Office)
Commercial Customer Service
1980 Saturn Street, V03-019
Monterey Park, CA  91755
Attention:	Karen Hall, Vice President
E-mail:	karen.hall@unionbank.com
Fax:	(800) 601-1875
Telephone:	(800) 298-6466

Ener-Core, Inc.	(Borrower)
9400 Toledo Way
Irvine, California 92618
Attention:	Kelly Anderson
E-mail:	Kelly.Anderson@ener-core.com
Fax:	949-616-3399
Telephone:	949-616-3333

With a copy to:

LKP Global Law, LLP
1901 Avenue of the Starts, Suite 480
Los Angeles, California 90067
Attention:	Kevin K. Leung, Esq.
E-mail:	kleung@lkpgl.com
Fax:	424-239-1882
Telephone:	424-239-1890

(Secured Party)
Attention:

E-mail:

Fax:
Telephone:

14.         Successors and Assigns; No Third Party Rights; Entire Agreement; Amendments; California Law; Counterparts; Captions; Non-Waiver; Rights Cumulative; Corporate/Partnership Authority.  The provisions of this Agreement shall be binding upon and inure to the benefit of Bank, Secured Party and Borrower and their respective successors and assigns and to no other person, firm, or entity; provided, however, that Borrower may not assign any of its rights hereunder without Bank's prior consent. Secured Party may assign its rights hereunder, provided written notice is given to Bank by Secured Party of any such assignment.  This Agreement constitutes the entire agreement between Bank, on the one hand, and Secured Party and Borrower on the other hand, concerning the subject matter hereof.  Except to the extent inconsistent herewith, all other agreements between Bank and Secured Party or Borrower concerning the Special Deposit Account shall remain in full force and effect.  This Agreement shall be construed and interpreted in accordance with California law.  This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute but one and the same instrument.  Each person signing on behalf of a party hereto warrants that such party has performed all corporate or partnership actions necessary to make this Agreement a binding obligation, enforceable in accordance with its terms.  No modification, amendment or alteration of this Agreement will be effective against any party hereto unless specifically agreed upon in a writing signed by that party.

15.         Disputes.  To the extent permitted by law, in connection with any claim, cause of action, proceeding or other dispute concerning the Special Deposit Account (each a "Claim"), the parties to this Agreement, expressly, intentionally, and deliberately waive any right each may otherwise have to trial by jury.  In the event the waiver of jury trial set forth in the previous sentence is not enforceable under the law applicable to this Agreement, the parties to this Agreement agree that any Claim, including any question of law or fact relating thereto, shall, at the written request of any party, be determined by Judicial Reference pursuant to the state law applicable to this Agreement ("Reference").  The parties shall select a single neutral referee, who shall be a retired state or federal judge. In the event that the parties cannot agree upon a referee, the court shall appoint the referee. The referee shall report a statement of decision to the court. Nothing in this paragraph shall limit the right of any party at any time to exercise self-help remedies, foreclose against collateral or obtain provisional remedies. The parties shall bear the fees and expenses of the referee equally, unless the referee orders otherwise. The referee shall also determine all issues relating to the applicability, interpretation, and enforceability of this paragraph.  The parties acknowledge that if a referee is selected to determine the Claims, then the Claims will not be decided by jury.

16.         Termination.  Unless earlier terminated pursuant to Section 5 above, this Agreement will continue in full force and effect until all Borrower's present and future indebtedness and obligations to Secured Party have been fully paid or satisfied, and the loan agreement(s) between Borrower and Secured Party has/have terminated or expired. Termination shall not affect the duties or responsibilities of any party hereto arising out of transactions occurring prior to termination.

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The foregoing is hereby acknowledged and agreed to, effective                                                , 2014:

(Two contracting officers each of Secured Party, Borrower, and Bank listed below must execute this Agreement.  If only one contracting officer of either party is provided, a copy of that party's Corporate Resolutions supporting the execution by a single signer must accompany this executed Agreement.)

SECURED PARTY:

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

BORROWER:

ENER-CORE, INC.	ENER-CORE, INC.

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

BANK:

UNION BANK, N.A.		UNION BANK, N.A.

By:		By:
Name:		Name:
Title:	Vice President	Title:	Assistant Vice President
Date:		Date: